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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)  October 1, 1999


                              INKTOMI CORPORATION

            (Exact name of registrant as specified in its charter)




       Delaware                  000-24339                  94-3238130

(State of incorporation) (Commission File Number)   (IRS Employer Identification
                                                               No.)


                 4100 East 3rd Avenue, Foster City, CA 94404

            (Address of principal executive offices of Registrant)



                                (650) 653-2800

             (Registrant's telephone number, including area code)
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     Item 2.   Acquisition or Disposition of Assets
               ------------------------------------

     On October 1, 1999, Inktomi Corporation, a Delaware corporation ("Inktomi") completed its acquisition of WebSpective Software, Inc., a Delaware corporation ("WebSpective"), a privately held provider of content distribution and tracking software, enabling online businesses, Internet Service Providers and Web hosters to provide timely and consistent delivery of content and applications across the Internet. In the acquisition, a wholly-owned subsidiary of Inktomi merged with and into WebSpective; WebSpective became a wholly-owned subsidiary of Inktomi; and the former shareholders of WebSpective received shares of Inktomi Common Stock in exchange for their shares of WebSpective at the rate of 0.074499 shares of Inktomi Common Stock for each share of WebSpective capital stock (the "Merger").

     An aggregate of 827,523 (or a smaller number determined after accounting for the payment of cash in lieu of fractional shares) shares of Inktomi Common Stock were issuable pursuant to the Merger. These shares were issued in reliance on an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). As a result, all shares of Inktomi Common Stock issued in connection with the Merger are subject to restrictions on transfer under the applicable provisions of the Securities Act and carry a legend reflecting such restrictions. Under the terms of the Merger, Inktomi has granted the former shareholders of WebSpective rights to register under the Securities Act the shares of Inktomi Common Stock received in connection with the Merger.
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     Item 7.    Financial Statements, Pro Forma Financial Information and
                ---------------------------------------------------------
Exhibits
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     (a)  Financial Statements of Business Acquired.

          The required financial statements shall be filed by amendment not later than 60 days after this initial report must be filed.

     (b)  Pro Forma Financial Information.

          The required supplemental financial information shall be filed by amendment not later than 60 days after this initial report must be filed.

     (c)  Exhibits.

               Exhibit No.         Description
               -----------         -----------

               2.1                 Agreement and Plan of
                                   Reorganization, dated October
                                   1, 1999, by and among Inktomi
                                   Corporation, WS Acquisition
                                   Corporation and WebSpective
                                   Software, Inc.

               99.1                Press release of Inktomi
                                   Corporation, dated September
                                   16, 1999.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INKTOMI CORPORATION


     Dated: October 15, 1999           By: /s/ Jerry M. Kennelly
                                           _____________________________________
                                           Jerry M. Kennelly
                                           Vice President of Finance and Chief
                                           Financial Officer